Exhibit 99.1
El Paso


                        Investor Update
---------------------------------------------------------------------------
                        August 8, 2002

Cautionary Statement Regarding
Forward-looking Statements
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This presentation includes forward-looking statements and
projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
The Company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, changes in commodity prices for oil, natural gas, and power; general economic and weather conditions in geographic regions or markets served by El Paso Corporation and its affiliates, or where operations of the Company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the Company and its affiliates; inability to realize anticipated synergies and cost savings associated with mergers and acquisitions on a timely basis; difficulty in integration of the operations of previously acquired companies, competition, and other factors described in the Company's (and its affiliates') Securities and Exchange Commission filings. While the Company makes these statements and projections in good faith, neither the Company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results.

        Second Quarter Update
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

Second Quarter Pro Forma Earnings
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                                                       $ Millions


                              Quarter Ended
                                 June 30,
                            ----------------
                              2002    2001      Comment
----------------------------------------------------------
Pro forma EBIT:

  Pipelines                   $324    $315    Expansions
  Production                   241     296    Property Sales
  Merchant Energy               71     267    Trading and refining loses
  Field Services                45      65    Sales to EPN, lower processing
                                                margins
  Corporate and other           17      14
                              ------------
Total pro forma EBIT          $698    $957

Interest and debt expense     $314    $291
Minority interest expense       43      56
Income taxes                   107     196
                              ------------
Pro forma net income          $234    $414
                              ============
Pro forma diluted earnings
   per share                 $0.44   $0.79

Second Quarter Non-Recurring Items
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                                Quarter Ended
                                  June 30,
                              ----------------
                              $Million $Per Share           Comment
------------------------------------------------------------------------------

Non-recurring items
  affecting EPIT:
  Restructuring-related cost   $ 63       $ .08   Consent fees/severance costs
  Ceiling test charges          234         .29   Primarily Canadian reserves
  Gain on sales of assets       (10)       (.01)  Field Services asset
                              -------------------
Total EPIT non-recurring
  charges                      $287       $ .36

Other non-recurring items:
  Currency loss                $ 45       $ .06   Currency movement on Euro
                                                    issuance prior to hedge
  Discontinued operations,     $ 67       $ .13   Impairment of coal business
    net of income taxes
  Cumulative effect of
    accounting change,
    net of income taxes        $(14)      $(.03)  Derivatives implementation

Funds from Operations
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                                                         $ Millions

                                                             6 Months Ended
                                                                 June 30,
                                                             ---------------
                                                               2002     2001
------------------------------------------------------------------------------
Net income (loss)                                             $  338   $ (493)

Adjustments to reconcile net income (loss) to cash
  Depreciation, depletion, and amortization                      717      644
  Deferred taxes                                                 116      (73)
  Non-cash portion of merger-related costs, asset
    impairments, and changes in estimates                        342    1,462
  Ceiling test charges                                           267        -
  Non-cash gains from trading and power business                (424)    (347)
  Cash payment in Eagle Point restructuring                     (103)       -
  Cumulative effect of accounting changes                       (177)       -
  Other                                                          117     (150)

Funds from operations before working capital                  ----------------
  and non-working capital changes                             $1,193    $1,043

Cash Provided by Operating Activities
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                                                           $ Millions

                                                            6 Months Ended
                                                            June 30, 2002
____________________________________________________________________________
Funds from operations before working capital
  and non-working capital changes                               $1,193

Working capital changes
  Changes in trading price risk management activities              274
  Change sin counterparty margins outstanding                     (722)
  Repayment of factored receivables                               (195)
  Other working capital changes                                    (70)
                                                                --------
Subtotal working cpaital changes                                  (713)

Non-working capital changes and other                             (186)
                                                                --------
  Cash provided by continuing operating activities              $  294
                                                                ========

Production Hedging Margin
Requirement
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                                    Mark-to Market Value of Hedge Position

[Graph from December 31, 2001 to June 30, 2002]

Net change since December 31, 2001:     $(782) MM

Gas Price Movement
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                                                      $/MMBtu

[Bar Graph from December 31, 2001 to Aguust 7, 2002]

Capital Spending and Asset Sales
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                                                       $ Billions

                                                    6 Months Ended
                                                         June 30,
                                                           2002
-------------------------------------------------------------------
Capital expenditures and net investments                $(1.9)

Net proceeds from the sale of assets                      1.4

Other                                                     (.1)
                                                        --------
    Net cash used in investing                          $ (.6)
                                                        ========

Capitalization
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                                                        $ Billions

                                                     March 31,     June 30,
                                                       2002         2002
-----------------------------------------------------------------------------

Total debt                                            $17.7          $18.5
Less:  Cash                                            (1.3)          (2.7)
                                                  --------------------------
  Net debt                                             16.4           15.8

Preferred stock and minority interest                   4.2            4.2

Common equity                                           9.4           10.0
                                                  --------------------------
  Total capitalization                                $30.0          $30.0
                                                  ==========================

Net debt/capitalization                                54.7%          52.7%
Net debt plus Electron and Gemstone/capitalization     57.4%          55.6%

Current Liquidity
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                                                          $ Billions


                                                July 31, 2002
---------------------------------------------------------------
Sources

Cash                                              $ 1.8
364-day bank revolver                               3.0
Multiple-year bank revolver                         1.0
                                                 ---------
   Available liquidity                            $ 5.8

Potential Uses
Commercial paper                                  $  .4
Letters of credit outstanding against
  multiple-year revolver                             .5
                                                 ---------
    Potential cash requirement                    $  .9
                                                 ---------
Availability to meet stress needs and
  other requirements                              $ 4.9

2002 Estimated Earnings Comparison
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                                                    Mid-point
                                                Earnings Per Share
                                                   Contribution
-------------------------------------------------------------------

2002 previous guidance                               $ 2.60

Trading and marketing contribution                     (.35)

Natural gas price movement                             (.15)
                                                  ----------------
2002 full year guidance                              $ 2.10

2002 Estimated Cash Flow
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                                                         $ Billions


                                              Year Ended
                                              December 31,
                                                 2002
------------------------------------------------------------
Net Income                                       $  1.2

DD&A                                                1.4

Deferred tax                                        0.3
                                                ----------
    Funds from operations                           2.9

Working capital changes                            (1.0)

Non-cash earnigns and changes in price
  risk management activities                        (.2)

Expected asset sales                                4.0

Capital expenditures                               (3.5)

Common stock dividends                             (0.5)
                                               -----------
   Cash available after dividends                 $ 1.7
                                               ===========

                Core Earnings Analysis
----------------------------------------------

                                                           ep

2003 Estimated Core
Earnings Buildup
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                                                       Mid-point
                                                   Earnings Per Share
                                                      Contribution
----------------------------------------------------------------------

Interest, minoirty interest cost and other            ($1.40)

Pipelines                                               1.55

Production (at $3.60/MMBtu)                             1.00

Field Services                                           .25

Merchant Businesses

   Power                                                 .35

   Petroleum/LNG                                           -

   Trading                                               .15
                                                    -----------
     Core Earnings                                     $1.90

Natural gas price sensitivity ($.10/MMBtu)            +/- .03

2003 Estimated Core
Earnings Comparison
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                                                       Mid-point
                                                   Earnings Per Share
                                                       Contribution
-----------------------------------------------------------------------

2003 previous guidance                                   $2.75

   Reduction in production volumes and prices             (.30)

   Reduction in trading                                   (.30)

   Reduction in power business                            (.20)

   Dilution of incremental shares,
      asset sales, other                                  (.05)
                                                        ---------
Core earnings guidance                                   $1.90
                                                        =========

2003 Estimated Core Cash Flow
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                                                        $ Billions

                                                 Year Ended
                                                 December 31,
                                                    2003
---------------------------------------------------------------
Net income                                         $1.2
DD&A                                                1.3
Deferred Tax                                         .5
                                                -----------
   Funds from operations                            3.0

Working capital changes                               -

Non-cash earnings and changes
  in price risk management activities                .1

Expected asset sales                                1.3

Capital expenditures                               (3.0)

Common stock dividends                              (.5)
                                                -----------
   Cash available after dividends                  $ .9
                                                ===========

2003 Projected Capital Expenditures
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                                                        $ Billions

 Total Capex                             2003 Plan
 --------------------------------------------------

 Pipelines                                $1.0

 Production                                1.6

 Merchant Energy                            .3

 Field Services and other                   .1
                                        ---------
      Total                                3.0
                                        ==========

El Paso


                        Investor Update
---------------------------------------------------------------------------
                        August 8, 2002